SRC TECHNOLOGIES, INC. AND SUBSIDIARY

                        CONSOLIDATED FINANCIAL STATEMENTS

                        AND INDEPENDENT AUDITORS' REPORT

                          YEAR ENDED DECEMBER 31, 2002

                      SRC TECHNOLOGIES, INC. AND SUBSIDIARY

                        CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2002





                                TABLE OF CONTENTS
                                -----------------



                                                                        PAGE
                                                                        ----

INDEPENDENT AUDITORS' REPORT                                              1


CONSOLIDATED FINANCIAL STATEMENTS:

  Consolidated Balance Sheet                                              2

  Consolidated Statement of Income and Accumulated Deficit                3

  Consolidated Statement of Changes In Stockholders' Deficit              4

  Consolidated Statement of Cash Flows                                    5

  Consolidated Notes to Financial Statements                            6-10

                          INDEPENDENT AUDITORS' REPORT



Board of Directors
SRC Technologies, Inc. and Subsidiary
Lauderhill, Florida


We have audited the accompanying consolidated balance sheet of SRC Technologies, Inc. and Subsidiary as of December 31, 2002, and the related consolidated statements of operations changes in stockholders' deficit and cash flows, for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of SRC Technologies, Inc. and Subsidiary as of December 31, 2002, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



SHELDON, RIBOTSKY & LEVINE, P.A.
Certified Public Accountants

February 14, 2003

North Miami, Florida





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                      SRC TECHNOLOGIES, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2002



                                   A S S E T S


CURRENT ASSETS:
  Cash                                                                            $  12,669
  Accounts receivable                                                                70,711
  Inventories                                                                        69,186
  Prepaid expenses                                                                    7,725
                                                                                  ---------

     Total current assets                                                           160,291
                                                                                  ---------



PROPERTY AND EQUIPMENT, Net                                                          83,753
                                                                                  ---------

                                                                                  $ 244,044



                      LIABILITIES AND STOCKHOLDERS' DEFICIT


CURRENT LIABILITIES:
  Line of credit                                                                  $  19,088
  Accounts payable                                                                   28,049
  Short-term financing arrangements                                                  50,859
  Financing arrangements with affiliated entities                                   394,951
  Current portion of long-term debt                                                  12,863
                                                                                  ---------

     Total current liabilities                                                      505,810
                                                                                  ---------


LONG TERM DEBT
  Notes payable                                                                      37,230
                                                                                  ---------


COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT
  Common stock, $.001 par value; 100,000,000 shares
    authorized; 9,247,938 shares issued and outstanding                               9,248
  Additional paid in capital                                                        103,655
  Stockholders' deficit                                                            (411,899)
                                                                                  ---------

     TOTAL STOCKHOLDERS' DEFICIT                                                   (298,996)
                                                                                  ---------

                                                                                  $ 244,044
                                                                                  =========

    The accompanying notes are an integral part of these financial statements

                      SRC TECHNOLOGIES, INC. AND SUBSIDIARY

                      CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2002








REVENUE
  Product sales                                   $ 1,265,137
                                                  -----------



COST OF REVENUES                                      770,470
                                                  -----------

GROSS PROFIT                                          494,667



SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
  Salaries and benefits                               303,649
  Commissions                                         130,825
  Office expense                                       51,822
  Rent                                                  8,515
  Advertising                                          15,367
  Repairs and maintenance                               7,374
  Travel                                               17,749
  Depreciation                                         13,874
  Professional fees                                    15,602
  Interest and factor fees                             36,888
                                                  -----------

                                                      601,665

LOSS BEFORE INCOME TAXES                             (106,988)

PROVISION FOR INCOME TAXES                               --
                                                  -----------


NET LOSS                                          $  (106,998)
                                                  ===========











    The accompanying notes are an integral part of these financial statements

                      SRC TECHNOLOGIES, INC. AND SUBSIDIARY

           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT

                      FOR THE YEAR ENDED DECEMBER 31, 2002








                                                                              Additional                              Total
                                          Common              Stock            Paid In         Accumulated        Stockholders'
                                          Shares              Amount           Capital            Deficit            Deficit
                                       -------------------------------       ------------      ------------       ------------


Balance, January 1, 2002               $  6,991,750       $      6,992       $       --        $    (43,284)      $    (36,292)

Proceeds from sales of common
 shares                                     750,000                750              9,250              --               10,000

Common shares issued in exchange
 for cancellation of indebtedness         1,250,000              1,250             36,347              --               37,597

Common shares issued in
 connection with acquisition of
 Connectivity, Inc.                      28,000,000             28,000             30,314          (261,617)          (203,303)

Common stock 4 for 1 reverse
 split                                  (18,752,063)           (27,744)            27,744              --                 --

Net income for the year ended
 December 31, 2002                             --                 --                 --            (106,998)          (106,998)
                                       ------------       ------------       ------------      ------------       ------------


Balance, December 31, 2002             $  9,247,937       $      9,248       $    103,655      $   (411,899)      $   (298,996)
                                       ============       ============       ============      ============       ============





    The accompanying notes are an integral part of these financial statements

                      SRC TECHNOLOGIES, INC. AND SUBSIDIARY

                             STATEMENT OF CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 2002



OPERATING ACTIVITIES:
  Net loss                                                               $(106,998)
  Adjustments to reconcile net loss to net
   cash used by operating activities:
      Depreciation                                                          13,874
      Changes in assets and liabilities:
        Accounts receivable                                                (41,356)
        Inventories                                                        (29,354)
        Prepaid expenses                                                    (7,725)
        Accounts payable                                                      (322)
                                                                         ---------

       Net cash (used) by operating activities                            (171,881)
                                                                         ---------


CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                       (67,921)
                                                                         ---------


CASH FLOWS FROM FINANCING ACTIVITIES:
  Principal payments on short-term financing arrangements                  (66,334)
  Proceeds from short-term financing arrangements                           62,699
  Proceeds from financing arrangements with affiliated entities            194,509
  Proceeds from notes payable                                               54,693
  Principal payments on notes payable and capital lease obligations        (35,317)
  Issuance of common stock                                                  39,597
                                                                         ---------

       Net cash provided by financing activities                           249,847
                                                                         ---------


NET INCREASE IN CASH                                                        10,045

CASH - BEGINNING OF YEAR                                                     2,624
                                                                         ---------

CASH - END OF YEAR                                                       $  12,669
                                                                         =========



SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
     CASH PAID FOR INTEREST                                              $  36,888
                                                                         =========

     COMMON STOCK ISSUED FOR CANCELLATION OF INDEBTEDNESS                $  37,597
                                                                         =========





   The accompanying notes are an integral part of these financial statements.

                      SRC TECHNOLOGIES, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002



NOTE 1   -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          NATURE OF BUSINESS - SRC Technologies, Inc. (formerly Southern Dragon, Inc.) is a holding company . Connectivity, Inc. ("the Subsidiary"), incorporated on May 28, 1997 in the State of Florida, is a marketing and sales company for wireless call boxes and call box networks that employ radio technology to provide two way voice or voice and visual communication between the call box user and the monitor. The wireless call boxes are sold direct or through authorized re-sellers to a range of industries including education, transportation, corporate, military, manufacturing and recreation. The Company, which is headquartered in Lauderhill, Florida, purchases substantially all of its wireless call boxes from Econo-Comm, Inc. d/b/a Mobile Communications ("Mobile"), a company affiliated through common management (See Notes 7 and 8)

          GOING CONCERN - The Company has suffered recurring losses from operations and has incurred substantial current debt obligations. The accompanying financial statements have been prepared on a going concern basis, which contemplates continuing operations, realization of assets and liquidation of liabilities in the ordinary course of business. The Company's ability to continue as a going concern is dependent upon its ability to raise working capital to satisfy its current debt obligations, to finance its marketing efforts, to implement its business plan and to generate profits sufficient to meet its operating and financing obligations. Management believes it can raise working capital through the proposed business combination described below or other equity transactions. Accordingly, the financial statements do not include adjustments relating to the recoverability of recorded assets or liabilities that might be necessary should the Company be unable to continue as a going concern.

          On May 30, 2002 the Company acquired Connectivity, Inc. in a stock for stock tax free exchange and Connectivity, Inc. became a 100% owned subsidiary of SRC.

          On October 17, 2002 SRC signed a letter of intent to be acquired by Career Engine Network, Inc. ( a publicly held company) in which SRC would become a 100% wholly owned subsidiary.

          USE OF ESTIMATES - The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

          BAD DEBTS - The Company accounts for bad debts using the direct write-off method which management believes does not materially differ from the allowance method.

          SALES OF ACCOUNTS RECEIVABLE - The Company records losses from the sale of accounts receivable that represent the difference between the fair value of the account receivable sold and the proceeds received from the sale. Generally, the party purchasing the accounts receivable (the "Purchaser") holds in escrow a portion of the sales proceeds until the accounts receivable are collected and adjusts the purchase price based on the collection period over thirty days. The Company reports escrow balances with the Purchaser in accounts receivable. The Company estimates the fair value of escrow balances based on the value expected to be realized, which is the balance in escrow less estimated adjustments for collection periods over thirty days (See Note 8).

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                      SRC TECHNOLOGIES, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002






NOTE 1   -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

          PRINCIPLES OF CONSOLIDATION - The accompanying consolidated financial statements include the accounts of the Company and its subsidiary. Intercompany transactions and balances have been eliminated in consolidation.

          INVENTORIES - The Company's inventories consist of stanchions on which the wireless call boxes are mounted prior to installation and various accessories used to power and secure the wireless call boxes at the prescribed installation locations. Inventories are stated at the lower of cost, using the specific identification or first-in, first-out method, or market.

          PROPERTY AND EQUIPMENT - Property and equipment are stated at cost. Major renewals or betterments are capitalized, while maintenance and repairs that do not improve or extend the useful lives of the assets are charged to expense as incurred. Costs related to the initial design and implementation of the Company's Internet web page have been capitalized, while the costs of web page maintenance are expenses as incurred. Assets are depreciated over their estimated useful lives using the straight-line method. The estimated useful lives are as follows:


                   Office equipment                  5-7 Years
                   Furniture and fixtures           7-10 Years
                   Internet web page and  software     3 Years
                   Installation  equipment          5-10 Years


          The Company records impairment losses on property and equipment used in operations when events and circumstances indicate that the assets might be impaired and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amounts of those assets.

          SHORT-TERM FINANCING ARRANGEMENTS - The Company accounts for credit card obligations as short-term financing arrangements. The obligations require minimum monthly payments that are based on approximately 3% of the outstanding balance and interest accrued on the outstanding balances at rates ranging from 8% to 25%.

          FINANCING ARRANGEMENTS WITH AFFILIATED ENTITIES - Mobile, which manufactures the wireless call boxes sold by the Company, has offered extended terms of credit to the Company for the purchase of wireless call boxes. The extension of credit terms was provided to finance marketing and start-up costs of the Company. Because the credit terms with Mobile have not been reduced to a written agreement, the Company reports the amount payable to Mobile as a current liability.

          REVENUE RECOGNITION - The Company recognizes revenue from the sale of a product upon installation or delivery to the customer, depending on the terms of the underlying sales agreement.

                      SRC TECHNOLOGIES, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002




NOTE 1   -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

          INCOME TAXES - Income taxes are estimated for the tax effects of transactions reported in the financial statements and consist of taxes currently payable plus deferred taxes related primarily to differences between the financial reporting basis and income tax basis of assets and liabilities. Deferred tax assets and liabilities represent future tax consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Deferred taxes may also be recognized for operating losses that are available to offset future taxable income. Deferred taxes are adjusted for changes in tax laws and tax rates when those changes are enacted.

          In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences become deductible. Management considers the reversal of any deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Valuation allowances are established, when necessary, to reduce the deferred tax assets to the amount expected to be realized.

NOTE 2   -PROPERTY AND EQUIPMENT

          Property and equipment consist of the following at December 31, 2002:

                   Office equipment                         $    26,219
                   Furniture and fixtures                        16,607
                   Internet web page and software                13,000
                   Installation equipment                        65,205
                                                            -----------
                                                                121,031
                      Less accumulated depreciation             (37,278)
                                                            -----------
                                                            $    83,753

NOTE 3   -NOTE PAYABLE

          The Company's notes payable consist of the following at December 31, 2002:

                                                                                  Due Within    Due After
                                                                                   One Year     One Year
                                                                                  ----------    ---------
          Note payable with a financial institution dated July 2, 2001. The note, which accrues interest at 14% interest per annum, is payable in monthly installments of principal and interest of
          $156. The note is collateralized with certain installation equipment.    $  1,719     $   1,041


          Note payable to Ford Motor Credit dated January 30, 2002. The note accrues interest at 4.9% and is payable in monthly
          installments of prin- cipal and interest of $1,030. The note is
          collateralized with certain installation equipment                         11,144        36,189
                                                                                    -------      --------
                                                                                   $ 12,863     $  37,230
                                                                                    =======      ========

                                                                     (Continued)

                      SRC TECHNOLOGIES, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002




NOTE 3   -NOTE PAYABLE - (CONTINUED)

          Scheduled maturities of the long-term portion of notes payable at December 31, 2002 are as follows:

                                    December 31,
                                    ------------

                                         2003                  $  12,863
                                         2004                     11,865
                                         2005                     11,366
                                         2006                     11,936
                                         2007                      2,063
                                                             -----------
                                                               $  50,093


NOTE 4   -LINE OF CREDIT

          The Company secured a $20,000 line of credit with a financial institution. The line carries interest at prime plus 1 percent. At December 31, 2002 the Company owed $19,088 on this line of credit.

NOTE 5   -INCOME TAXES

          Deferred income taxes are primarily the result of unused operating loss carryforwards that may be applied against future taxable income and the reporting of tax basis versus book value on certain assets and liabilities and the accruing of certain expenses differently for income tax purposes versus financial reporting purposes. The Company has net operating loss carryforwards of approximately $411,899 that expire in 2019 and 2020. The tax effects of temporary differences that give rise to deferred taxes are as follows at December 31, 2002:

                 Deferred tax assets:
                    Net operating loss carryforwards             $ 69,700

                    Valuation allowance                            69,700
                                                                 --------
                                                                 $    -
                                                                 ========


NOTE 6   -OPERATING LEASE COMMITMENTS

          The Company leases office space from Econo-Comm, Inc. (an affiliate) for an annual rent of $9,540 through September 30, 2005.

          The future minimum rent as of December 31, 2002 is:

                            2003          $     9,540
                            2004                9,540
                            2005                7,155
                                          -----------
                                           $   26,235
                                          ===========

                      SRC TECHNOLOGIES, INC. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2002








NOTE 7   -TRANSACTIONS WITH AFFILIATES

          The Company purchases its wireless call boxes from Mobile, an entity affiliated with the Company through common management. During the year ended December 31, 2002, the Company purchased wireless call boxes from Mobile totaling approximately $656,535 (See Note 8).

NOTE 8   -RISKS AND CONTINGENCIES

          The Company purchases the wireless call boxes that Mobile manufactures under an agreement that provides the Company an exclusive right to sell, distribute, market and lease the wireless call boxes. The agreement contains annual renewal options that are contingent upon certain provisions and unit volumes. The Company has not met the unit volumes required by the agreement, however, Mobile has continued to provide the Company with the exclusive rights provided in the agreement. A patent, recorded in the name of Mobile's president, on certain radio technologies used in the wireless call boxes positions Mobile as the sole source for the wireless call boxes currently marketed and sold by the Company.

NOTE 9   -REVERSE STOCK SPLIT

          On June 3, 2002, the Company approved a four for one (4 for 1) reverse stock split with 100,000,000 shares of authorized stock and changed the par value to $.001 per share.